UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 15, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     001-16171              04-3372365
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
         Incorporation)                                     Identification No.)

         234 BALLARDVALE STREET
            WILMINGTON, MA                                     01887
(Address of Principal Executive Offices)                     (Zip Code)

               Registrant's telephone number, including area code:
                                  978-694-9121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On February 15, 2005, the Compensation Committee of the Board of Directors of Beacon Power Corporation (the "Company") approved the 2004 executive bonus achievement levels for objectives reached during 2004. Payment will be made in the form of Restricted Stock Units and will to be paid to three executives and to other key employees. The right to exercise these restricted stock units will vest quarterly during 2005, contingent upon the executive's continued employment with the Company. The complete terms of the Restricted Stock Units are set forth in the Restricted Stock Unit Agreements, a form of which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The following executives of the company received Restricted Stock Units:

--------------------- -------------------------  ------------------------------
Name of Executive     Title                      Restricted Stock Units Granted
--------------------- -------------------------  ------------------------------
F. William Capp       President and CEO                   257,391
--------------------- -------------------------  ------------------------------
Matthew Lazarewicz    Chief Technical Officer             107,300
--------------------- -------------------------  ------------------------------
James M. Spiezio      Chief Financial Officer             118,030
--------------------- -------------------------  ------------------------------

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits
                  99.1     Form of Restricted Stock Unit Agreement

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON POWER CORPORATION



Date:  February 17, 2005               By:/s/ James M. Spiezio
                                          --------------------
                                    Name:  James M. Spiezio
                                   Title:  Secretary and Chief Financial Officer

                                  Exhibit Index

Exhibit Number             Description
--------------    ---------------------------------------
99.1              Form of Restricted Stock Unit Agreement